Exhibit 10.4
HEADQUARTERS
17000 Rotunda Drive
Dearborn, MI 48120-1100
USA

CONFIDENTIAL
August 14, 2008
VIA FACSIMILE AND E-MAIL
Visteon Corporation
One Village Center Drive
Van Buren Township, MI 48111-5711
Attention: John Donofrio, General Counsel
Facsimile No.: 734-710-7132
E-mail: jdonofri@visteon.com

Re:	Visteon Salaried Employee Lease Agreement dated October 1, 2005 (the “Agreement”) between Visteon Corporation (“Visteon”) and Automotive Components Holdings, LLC (“ACH”)
Ladies and Gentlemen:
     This letter serves to confirm our agreement, notwithstanding anything to the contrary in the Agreement, that the term of the Agreement is hereby extended to December 31, 2014 and that all references in the Agreement to December 31, 2010 are hereby changed to December 31, 2014. This letter also serves as notice of ACH’s extension of the term of the Agreement through December 31, 2014 pursuant to Section 1.01 as amended hereby. Finally, Section 4.06 is amended to read as follows:
     Section 4.06. Extended Term Rate. During the Extended Term, ACH shall reimburse Visteon on the same basis as set forth in Section 4.01 through Section 4.04; provided, however, that during any portion of the Extended Term where the Master Services Agreement has expired or the personnel and benefits administration services with respect to the Leased Employees (“HR Services”) under the Master Services Agreement have been terminated, (a) Visteon shall, in addition to the types of reimbursable expenses set forth in Section 4.01, be reimbursed monthly for continued provision of HR Services at five percent (5%) of the reimbursable expenses set forth in Section 4.01, excluding subsection (vii), of the Leased Employees who are leased at that time; and (b) except as provided in the preceding clause (a), Visteon shall provide the HR Services to ACH under substantially the same terms and conditions as such HR Services were provided under the Master Services Agreement.

Visteon Salaried Employee Lease Agreement
     Please confirm your agreement to the above by signing and dating this letter below and returning an original to the undersigned. Thank you.

Yours truly,
AUTOMOTIVE COMPONENTS
HOLDINGS, LLC

By:	/s/ W. C. Connelley

Title: Chief Executive Officer

Agreed:
VISTEON CORPORATION

By:	/s/ Heidi A. Sepanik

Title: Secretary